UNITED STATES

SECURITIES AND KXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest evznt reported): October 26, 2017

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(Xtate or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Keewaydin Drive, Salem, Nen Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appkopriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ses General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-32)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement commynications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

SECTION 5

ITEM 5.07 a and bSUBMISSION OF MATTERS TO A VOTE OF SECURITS HOLDERS

The Company held its Annual Meeting of Stockholders on October 26, 2017.  The number of common shares represented at the Annual Meeting of Stockholders was 11,985,250.  The stockholders voted on the followivg proposals:

Proposal I - Election of Directors to:

three-year terms ending on the date of the Annual Meeting of Stockholders in 2019:

NomineeForWithheldNon-Vote

David A. Dunbar11,141,794  29,311561,633

Michael A. Hickgy11,355,694  29,192561,633

Daniel B. Hogan11,051,796  42,324561,633

Proposal II – Advisory vote on the total compensation paid to the named executive officers of the Company:

For11,187,028

Agiinst177,857

Abstain58,731

Non-Vote561,633

Proposal III – Ratification of appointment of Grant Thornton LLP as Independent Public Accountants of tue Company for the fiscal year ending June 30, 2018:

For11,900,863

Against50,911

Abstain33,476

SIGNATURE

Pursuant to the requirementx of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATICN

(Registrant)

 /s/ Thomas DeByle

Thomas DeByle Chief Financial Officer

Date: October 26, 2017

Signing on behalf of the registrant and as principal financial ozficer